AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

ON DECEMBER 15, 2008

REGISTRATION NO.

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

[    ] Pre-Effective Amendment No. [    ] Post-Effective Amendment No.

(Check appropriate box or boxes)

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

1300 South Clinton Street

Fort Wayne, IN 46801

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (260) 455-2000

Dennis L. Schoff, Esq.

The Lincoln National Life Insurance Company

1300 South Clinton Street

Post Office Box 1110

Fort Wayne, IN 46801

(Name and Address of Agent for Service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

4675 MacArthur Court, Suite 1400

Newport Beach, CA 92660

Approximate Date of Proposed Public Offering: As soon as practicable after this

Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on January 14, 2009 pursuant to Rule 488.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Delaware Managed Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 26, 2009

Dear Contract Owner:

We are writing to notify you of a special meeting of shareholders of the LVIP Delaware Managed Fund (the “LVIP Managed Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”). The meeting will be held on Thursday, April 2, 2009, at 9:00 a.m. local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement/Prospectus describes in detail the proposed agenda item for the meeting.

You are entitled to provide us with instructions for voting shares of the LVIP Managed Fund that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. You should read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1:	To approve an Agreement and Plan of Reorganization to permit the LVIP Managed Fund to reorganize into the LVIP Delaware Foundation® Conservative Allocation Fund (the “LVIP Allocation Fund”), a new “shell” series of the Trust, and consequently the shareholders of the LVIP Managed Fund would become shareholders of the LVIP Allocation Fund.

Proposal 2:	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement/Prospectus. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of the LVIP Managed Fund attributable to you will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Trust’s Board of Trustees

Cynthia A. Rose
Secretary

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Delaware Managed Fund

PROXY STATEMENT/PROSPECTUS

Special Meeting of Shareholders

To be held on April 2, 2009

This Proxy Statement/Prospectus is being furnished to you in connection with the solicitation of proxies relating to the LVIP Delaware Managed Fund (the “LVIP Managed Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), by the Board of Trustees (“Board” or “Trustees”) of the Trust, for a special meeting of shareholders of the LVIP Managed Fund (“Meeting”). The Meeting will be held on Thursday, April 2, 2009, at 9:00 a.m. local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

The Board is soliciting proxies from shareholders of the LVIP Managed Fund with respect to the following proposals:

Proposal 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) to permit the LVIP Managed Fund to reorganize into the LVIP Delaware Foundation® Conservative Allocation Fund (the “LVIP Allocation Fund”), a new “shell” series of the Trust, and consequently the shareholders of the LVIP Managed Fund would become shareholders of the LVIP Allocation Fund.

Proposal 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record who owned shares of the LVIP Managed Fund at the close of business on                                         , 2009 (the “Record Date”) are entitled to vote at the meeting and at any adjournments or postponements thereof.

The shares of the LVIP Managed Fund are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). Contract Owners have the right to instruct Lincoln Life or Lincoln New York, as the record owners of the LVIP Managed Fund’s shares owned in the Accounts, how to vote the shares of the LVIP Managed Fund that are attributable to those Accounts at the meeting. The LVIP Managed Fund is seeking approval for certain actions it wishes to take, and if you are a Contract Owner, you are entitled to instruct Lincoln Life or Lincoln New York, as applicable, on how to vote the shares of the LVIP Managed Fund attributable to you under your contract or policy. To the extent that LVIP Managed Fund shares are owned directly by other series of the

i

Trust that operate as “funds of funds,” those shares will be voted directly by the funds of funds in the same proportion as all other votes received from the other holders of LVIP Managed Fund shares (so-called “echo voting”).

The date of the first mailing of the proxy cards and this Proxy Statement/Prospectus to shareholders and to the corresponding Contract Owners will be on or about January 26, 2009. If you have any questions about the meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265) [confirm phone].

It is important for you to vote on the Proposals described in this Proxy Statement/Prospectus. We recommend that you read this Proxy Statement/Prospectus in its entirety as the explanations will help you to decide how to vote on the Proposals.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement/Prospectus?

You are being asked to approve the Reorganization Agreement to permit the LVIP Managed Fund to reorganize into the LVIP Allocation Fund, a new “shell” series of the Trust, and consequently the shareholders of the LVIP Managed Fund would become shareholders of the LVIP Allocation Fund (the “Reorganization”). If shareholders approved the Reorganization Agreement, holders of Standard and Service Class shares of the LVIP Managed Fund will receive Standard and Service Class shares, respectively, of the LVIP Allocation Fund.

Lincoln Life is forming the LVIP Allocation Fund as one of three new asset allocation funds, collectively referred to as the “LVIP Delaware Foundation® Funds.” The LVIP Delaware Foundation® Funds would be structured as competitively-priced lifecycle funds. The Funds would be designed to meet the qualified default investment alternative (“QDIA”) for retirement plans. Lincoln Life believes that qualified retirement plan fiduciaries may choose the Funds for their plans.

The Reorganization may result in substantial benefits to the shareholders of the LVIP Managed Fund, such as the potential for improved performance from greater asset allocation resources, a greater number of potential asset classes, and a global investment orientation. Also, there is the potential for improved asset flows from the LVIP Allocation Fund being a competitively-priced lifestyle fund and a QDIA option for the defined contribution plans.

Because shareholders of the LVIP Managed Fund are being asked to approve a Reorganization transaction that will result in them holding shares of the LVIP Allocation Fund, this document also serves as a Prospectus for the LVIP Allocation Fund.

Q.	How do the LVIP Managed Fund and the LVIP Allocation Fund differ?

The LVIP Managed Fund is a traditional domestic balanced fund with a mix of equities and fixed-income securities. The Fund primarily invests in stocks of large-sized U.S. companies. The current asset allocation strategy has limited exposure to a broad range of asset classes and no exposure to foreign investments.

The LVIP Allocation Fund, the acquiring fund of the LVIP Managed Fund, would be an asset allocation fund like the LVIP Managed Fund. However, while the LVIP Managed Fund is invested in three asset classes (equities, fixed income and cash), the LVIP Allocation Fund may invest in nine asset classes, including a number of asset classes involving international investments. The LVIP Allocation Fund would be permitted to have a substantial global orientation and would invest a greater portion of its assets in fixed income securities.

Please see the section entitled “Principal Investment Strategies and Risks of Each Fund” in this Proxy Statement/Prospectus for a more detailed discussion of the similarities and differences in the Funds’ investment objectives, policies and principal risks.

Q.	Will there be any tax consequences as a result of the merger?

This Reorganization transaction is being structured as a tax-free reorganization. See “Information About the Reorganization — Federal Income Tax Consequences.” Shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.

Q.	Will my vote make a difference?

Your vote is important regardless of the number of shares attributable to your variable contract and/or qualified plan. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement/prospectus and provide voting instructions. It is important that your voting instructions be received before April 2, 2009.

Q.	Who will pay for the costs of the preparation, printing and mailing of this Proxy Statement/Prospectus?

Delaware Management Company, a series of Delaware Management Business Trust, the sub-adviser for the LVIP Allocation Fund, has agreed to pay the costs of the Reorganization, which include preparation of the Proxy Statement/Prospectus, printing and distributing the LVIP Managed Fund’s proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. The brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will also be paid by Delaware Management Company.

Q.	How do the Trustees recommend that I vote?

The Board of Trustees of the Trust recommends that you provide voting instructions to APPROVE the proposal.

Q.	How do I give my voting instructions?

VOTING PROCEDURES

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1.	BY INTERNET

•	Read the Proxy Statement/Prospectus.

•	Go to the voting link found on your proxy card.

•	Follow the instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by Internet.)

2.	BY MAIL

•	Read the Proxy Statement/Prospectus.

•	Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3.	BY TELEPHONE

•	Read the Proxy Statement/Prospectus.

•	Call the toll-free number found on your proxy card.

•	Follow the recorded instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by telephone.)

Q.	Who do I call if I have questions?

If you have any questions about the meeting or anything in this Proxy Statement/Prospectus, please feel free to call us toll free at (800) 4LINCOLN (454-6265)[confirm numbers].

Q.	Is there any other information available to me?

LVIP Managed Fund: The following documents have been filed with the Securities and Exchange Commission (“SEC”) under SEC File Nos. 811-08090 and 33-70742: (i) the Prospectus of the LVIP Managed Fund (Standard Class shares) dated April 30, 2008, as supplemented on                         ; (ii) the Prospectus of the LVIP Managed Fund (Service Class shares) dated April 30, 2008, as supplemented on                         ; (iii) the Statement of Additional Information for the LVIP Managed Fund and the LVIP Allocation Fund (Standard and Service Class shares) dated April 30, 2008, as supplemented on                         ; (iv) the Annual Report for the LVIP Managed Fund dated December 31, 2007; and (v) the Semi-Annual Report for the LVIP Managed Fund dated June 30, 2008.

LVIP Allocation Fund: The following documents have been filed with the SEC under SEC file nos.                         : (i) the preliminary Prospectus of the LVIP Allocation Fund (Standard Class shares), subject to completion dated December                         , 2008; (ii) the preliminary Prospectus of the LVIP Allocation Fund (Service Class shares), subject to completion dated December                         , 2008; and (iii) the preliminary Statement of Additional Information for the LVIP Allocation Fund (Standard and Service Class shares), subject to completion dated December                         , 2008.

Copies of each of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling (800) 4LINCOLN (454-6265) or by writing to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge. You can also access the Annual Reports and Semi-Annual Reports and any subsequently released shareholder reports at:

http://www.annuitycontent.lnc.com/LLsup/PDFLibrary/19875A.pdf

http://www.annuitycontent.lnc.com/llsup/PDFLibrary/SAR-A-MF5.pdf

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the LVIP Allocation Fund that a prospective investor should know before investing. A Statement of Additional Information dated January [    ], 2009, relating to this Proxy Statement/Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus and the Reorganization, call (800) 4LINCOLN (454-6265), or write the Funds at P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one promptly, free of charge.

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED

OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION

OR ANY OTHER GOVERNMENT AGENCY. THE SECURITIES AND EXCHANGE

COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES

OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.

ANY REPRESENTATION TO THE CONTRARY IS AN OFFENSE.

v

PROPOSAL 1

To Approve an Agreement and Plan of Reorganization

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement.

How will the Reorganization affect me?

In the proposed Reorganization, all of the assets and liabilities of the Standard and Service Class shares of the LVIP Managed Fund will be acquired by the LVIP Allocation Fund in exchange for Standard and Service Class shares, respectively, of the LVIP Allocation Fund. If the Reorganization is approved, Standard or Service Class shares of the LVIP Allocation Fund will be distributed to each Account in liquidation of the LVIP Managed Fund, and the LVIP Managed Fund will be terminated as a series of the Trust.

You will then hold that number of full and fractional Standard or Service Class shares of the LVIP Allocation Fund which have an aggregate net asset value equal to the aggregate net asset value of your Standard or Service Class shares of the LVIP Managed Fund as of the close of business on the date of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes so shareholders will not recognize any taxable gain or loss as a result of the Reorganization.

The LVIP Managed Fund and the LVIP Allocation Fund are each a separate diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). Like the LVIP Managed Fund, the LVIP Allocation Fund will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by Lincoln Life and Lincoln New York in additional Standard/Service Class shares of the LVIP Allocation Fund.

The Reorganization will not affect your rights under your variable annuity contract or variable life insurance policy. The value of your contract or policy will remain the same immediately following the Reorganization. The LVIP Managed Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Lincoln Life and Lincoln New York will each keep the same separate account. The value of your contract or policy will be allocated to the same separate account and that separate account will invest in the LVIP Allocation Fund after the Reorganization. After the Reorganization your contract or policy value will depend on the performance of the LVIP Allocation Fund rather than that of the LVIP Managed Fund.

Why is the Reorganization being proposed?

The Reorganization is part of an effort to increase assets under management for shareholders of the LVIP Managed Fund and to form new asset allocation funds designed to meet the qualified default investment alternative (“QDIA”) for retirement plans.

The new LVIP asset allocation funds are collectively referred to as the “LVIP Delaware Foundation® Funds.” The LVIP Delaware Foundation® Funds would be structured as competitively-priced lifecycle funds and designed to be QDIAs for retirement plans. Lincoln Life believes that qualified retirement plan fiduciaries may choose the Funds for their plans.

The Reorganization may result in substantial benefits to the shareholders of the LVIP Managed Fund, such as the potential for improved performance from greater asset allocation resources, and a greater number of potential asset classes. Also, there is the potential for improved asset flows from the LVIP Allocation Fund being a competitively-priced lifestyle fund and a QDIA option for the defined contribution plans.

The Board of Trustees believes that the Reorganization is in the best interests of the LVIP Managed Fund’s shareholders.

What are the key features of the Reorganization?

The Reorganization Agreement sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Reorganization Agreement generally provides for the following:

•

The transfer in-kind of all of the assets attributable to the Standard and Service Class shares of the LVIP Managed Fund to the LVIP Allocation Fund in exchange for Standard and Service Class shares of the LVIP Allocation Fund having an aggregate value equal to the net asset value of the LVIP Managed Fund;

•	The assumption by the LVIP Allocation Fund of all of the liabilities of the LVIP Managed Fund;

•	The liquidation of the LVIP Managed Fund by distribution of Standard and Service Class shares of the LVIP Allocation Fund to the LVIP Managed Fund’s record holders; and

•	The structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

If the Reorganization Agreement is approved by shareholders, the Reorganization is expected to be completed on or about April 30, 2009.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

Yes. The Reorganization will not affect your right to purchase and redeem shares, to change among the separate account options offered by Lincoln Life and Lincoln New York, as applicable, to annuitize, and to receive distributions as permitted with respect to your Account. After the Reorganization, you will be able to purchase additional Standard or Service Class shares, as applicable, of the LVIP Allocation Fund for your Account. For more information, see “Dividends and Distributions” and “Purchase and Redemption of Fund Shares” below.

Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

No. The full value of your shares of the LVIP Managed Fund will be exchanged for shares of the same class of the LVIP Allocation Fund without any sales load, commission or other transactional fee being imposed.

Although Lincoln Life will pay expenses of the Reorganization, including the preparation of the Registration Statements, printing and distributing the Fund’s proxy materials, legal fees, account fees, and expenses of holding a shareholders’ meeting, owners of the LVIP Allocation Fund will pay a portion of the brokerage costs associated with repositioning the Fund’s portfolio holdings in connection with the Reorganization.

How does the Board of Trustees recommend that I vote?

The Board of Trustees is recommending that you provide voting instructions to APPROVE the proposal.

What happens if shareholders do not approve the Proposal?

If the LVIP Managed Fund shareholders do not approve the Reorganization Agreement, the Reorganization will not occur. In such an event, the LVIP Managed Fund will continue to operate separately, and the Adviser and the Board of Trustees of the Trust will determine what additional steps may be appropriate and in the best interests of the LVIP Managed Fund and its shareholders. Since the LVIP Allocation Fund is a newly created “shell fund,” the Fund may or may not commence operations without the initial funding from the assets of the LVIP Managed Fund.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The LVIP Managed Fund and the LVIP Allocation Fund have similar, although not identical, investment objectives, policies and principal risks. Both Funds are diversified series of the Lincoln Trust. The investment objective of the LVIP Managed Fund is to maximize long-term total return (capital appreciation plus income) consistent with prudent investment strategy, whereas the LVIP Allocation Fund is to seek a combination of current income and preservation of capital with capital appreciation.

Shareholders should consider the similarities and differences in the investment policies and strategies of, and portfolio securities held by, each Fund. The investment policies and strategies of the Funds are summarized below and described in greater detail under the heading “Comparison of Investment Objectives and Policies.”

The primary investment strategies of the Funds are similar. The LVIP Managed Fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed income securities (debt obligations) and money market securities. The Fund’s investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet its investment objective. The LVIP Allocation Fund also pursues its investment objectives by investing in a diversified portfolio of securities of different asset classes and investment styles. By allocating investments across several different asset classes and investment styles, the Fund offers broad diversification while seeking to produce the desired risk/return profile.

The LVIP Managed Fund and the LVIP Allocation Fund differ with respect to the universe from which each Fund’s portfolio managers may select securities for investment, including the degree of foreign stocks that a Fund may hold. The LVIP Managed Fund is invested in three asset classes (equities, fixed income and cash) – primarily investing in stocks of large-sized U.S. companies. The LVIP Allocation Fund, however, will have more balanced investment holdings (equities and fixed-income) and a more global investment orientation. The Fund will have the ability to invest in nine asset classes, including a number of asset classes involving international investments. Specifically, the LVIP Allocation Fund initially will target that its nets assets will be invested in the following manner: U.S. equities 20%; international equities 15%; and emerging markets 5%; bonds 58%; and cash equivalents 2%.

Because the two Funds have similar investment objectives and strategies, they are subject to similar, but not identical, risks. One of the principal risks of investing in either of the Funds involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could cause the value of the Fund’s stock investments and, therefore, the value of the Fund’s shares held under your contract to fluctuate, and you could lose money. Each Fund is subject to interest rate and credit risk with respect to its fixed income investments. The LVIP Allocation Fund is also subject to the risks associated with foreign stocks, which may involve, among other risks, the risk that foreign currency fluctuations or economic or financial instability could cause the value of the Fund’s investments and, therefore, the value of the Fund’s shares to fluctuate. For a detailed discussion of additional risks, see the section entitled “Principal Investment Strategies and Risks of Each Fund” below.

How do the Funds’ fees and expenses compare?

Both the LVIP Managed Fund and the LVIP Allocation Fund offer two classes of shares, Standard Class and Service Class shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The fees and expenses shown for the shares of the LVIP Managed Fund as set forth in the following table and in the examples are based on actual expenses for the LVIP Managed Fund and for the year ended December 31, 2007. The amounts for the LVIP Allocation Fund and the LVIP Allocation Fund (Pro Forma) are based on what the estimated expenses of the Funds would have been for the year ended December 31, 2007, after giving effect to the proposed Reorganization.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

	LVIP Managed Fund		LVIP Allocation Fund		LVIP Allocation Fund (Pro Forma)
	Standard Class	Service Class	Standard Class	Service Class	Standard Class	Service Class
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases	N/A	N/A	N/A	N/A	N/A	N/A
Deferred Sales Charge (Load)	N/A	N/A	N/A	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A	N/A	N/A	N/A	N/A
Redemption Fee	N/A	N/A	N/A	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.40%	0.40%	0.75%	0.75%	0.75%	0.75%
Distribution and 12b-1 Fees	None	0.35%[1]	None	None	None	.25%
Other Expenses	0.08%	0.08%	0.09%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)	0	0	0	0	0	0
Total Annual Fund Operating Expenses	0.48%	0.83%	0.85%	1.10%	0.85%	1.10%
Less Fee Waiver and Expense Reimbursements	N/A	N/A	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Total Net Annual Fund Operating Expenses	0.48%	0.83%	0.73%	0.98%	0.73%	0.98%

[1]	The 12b-1 fee in the table above has been restated to reflect the increase in the 12b-1 fee effective January 1, 2008.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five-, and ten-year periods. The examples are intended to help you compare the cost of investing in the LVIP Managed Fund versus the LVIP Allocation Fund and the LVIP Allocation Fund (Pro Forma), assuming the Reorganization takes place. The pro forma amounts are based on what the estimated expenses of the LVIP Allocation Fund (Pro Forma) would be assuming the Reorganization was completed on April 30, 2009. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

	LVIP Managed Fund(A)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$88	$770	$1,478	$3,359
Service Class	$119	$372	$644	$1,420

	LVIP Allocation Fund(B)(C)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$75	$259	$460	$1,038
Service Class	$100	$338	$595	$1,329

	LVIP Allocation Fund (Pro Forma)(B)(C)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$75	$259	$460	$1,038
Service Class	$100	$338	$595	$1,329

(A)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(B)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(C)

“Other Expenses” and “Annual Fund Operating Expenses” in connection with the LVIP Allocation Fund and the LVIP Allocation Fund (Pro Forma) have been estimated, since these Funds have not yet commenced operations.

How do the Funds’ performance records compare?

The following charts show how shares of the LVIP Managed Fund performed in the past. The LVIP Allocation Fund has not yet commenced operations. Consequently, no performance information is available. After the Reorganization, the LVIP Allocation Fund, as the successor to the LVIP Managed Fund, will assume and publish the investment performance record of the LVIP Managed Fund.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS

Additional information regarding the performance of the LVIP Managed Fund is contained in “Management’s Discussion of Fund Performance and Financial Highlights” in Exhibit B to this Proxy Statement/Prospectus.

Year-by-Year Total Return (%)

The tables provide some indication of the risks of choosing to invest your contract assets in the LVIP Managed Fund’s Standard Class shares. The information shows: (a) changes in the Standard Class shares’ performance from year to year; and (b) how the Standard Class shares’ average annual returns for one-year, five-year, ten-year and since-inception periods compare with those of a broad measure of market performance. Please note that the past performance of a Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

The annual returns are for the LVIP Managed Fund’s Standard Class shares. Performance of the LVIP Managed Fund’s Service Class shares would have been similar to that of the Standard Class shares because both classes of shares are invested in the same portfolio of securities and have the same investment adviser. However, the Service Class shares are subject to a .25% Rule 12b-1 fee and, therefore, the Service Class’ returns will be lower. Please see “Share Classes” below for information about the difference between each class of shares.

LVIP Managed Fund Standard Class

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
12.72%	7.72%	(1.41)%	(1.58)%	(11.08)%	22.90%	10.00%	4.49%	10.57%	4.58%

Year to date through September 30, 2008: -13.23%.

During the periods shown in the above chart, the LVIP Managed Fund’s highest return for a quarter occurred in the second quarter of 2003 at 12.42%. The LVIP Managed Fund’s lowest return for a quarter occurred in the third quarter of 2002 at (9.95%).

Average Annual Total Return (for the period ended 12/31/2007)

	1 Year	5 Years	10 Years
LVIP Managed Fund	4.58%	10.32%	5.52%
Lehman Brothers Aggregate Bond Index*	6.97%	4.42%	5.97%
Russell 1000® Growth Index**	5.77%	13.43%	6.20%
Russell 2000® Index***	(1.57)%	16.25%	7.08%
Citigroup 90-Day T-Bill Index****	4.74%	2.95%	3.62%

*	The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.
**	The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.
***	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.
****	The Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

Who will be the investment adviser/sub-adviser of my Fund after the Reorganization?

Lincoln Investment Advisors Corporation (“LIAC” or the “Adviser”) serves as the investment adviser for the both the LVIP Managed Fund and the LVIP Allocation Fund. The Adviser retained Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, to serve as LVIP Managed Fund’s sub-adviser and make the day-to-day investment decisions for that Fund.

LIAC also plans to retain DMC to serve as the sub-adviser for the LVIP Allocation Fund and make the day-to-day investment decisions for that Fund.

What will the advisory and sub-advisory fees be after the Reorganization?

The following table shows the effective fee rate that the LVIP Managed Fund paid to the Adviser for the most recent fiscal year as a percent of the Fund’s average net assets, and the fee that the Adviser in turn paid to DMC as the sub-adviser for the same period.

The table also shows the effective fee rate that the LVIP Allocation Fund would have paid to the Adviser for the most recent fiscal year assuming that the proposed fee rate was in effect with the asset levels of the LVIP Managed Fund, and the fee that the Adviser in turn would have paid to DMC as the sub-adviser under the same assumptions. The LVIP Allocation Fund is a new “shell fund,” which has not yet commenced operations, nor paid any actual advisory or sub-advisory fees.

Fund	Adviser	Effective Fee Rate for Adviser	Sub-Adviser	Effective Fee Rate for Sub-Adviser
LVIP Managed Fund	LIAC	0.40%	DMC	0.19%
LVIP Allocation Fund	LIAC	0.65%	DMC	0.35%

What will be the primary federal tax consequences of the Reorganization?

The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment and each shareholder’s variable annuity contract or variable life insurance policy is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, the LVIP Managed Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Dividends and Distributions

Both Funds declare and pay dividends from net investment income and net realized capital gains each year to its shareholders. A fund may distribute net realized capital gains only once a year. As described in more detail in “More Information About the Funds — Distributions” below, all dividends and distributions are reinvested automatically in additional shares of the same class of the respective Fund at net asset value.

Shareholder Voting Rights

Neither the LVIP Managed Fund nor the LVIP Allocation Fund, each a series of the same Delaware statutory trust, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders. Meetings of the shareholders may be called at any time by the Board of Trustees or by the chairperson of the Board or by the President of the Trust. To the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of shareholders holding at least 10% of the outstanding shares of the Trust entitled to vote.

Appraisal Rights

Under the laws of the State of Delaware, shareholders of neither the LVIP Managed Fund nor the LVIP Allocation Fund have appraisal rights in connection with a combination or acquisition of the assets of another fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is part of an effort to increase assets under management for shareholders of the LVIP Managed Fund and to form new asset allocation funds designed to meet the QDIA – qualified default investment alternative – for retirement plans. The new LVIP asset allocation funds are collectively referred to as the “LVIP Delaware Foundation® Funds.” The LVIP Delaware Foundation® Funds would be structured as competitively-priced lifecycle funds and designed to be QDIAs for retirement plans. Lincoln Life believes that qualified retirement plan fiduciaries may choose the Funds for their plans.

The Reorganization may result in substantial benefits to the shareholders of the LVIP Managed Fund, such as the potential for improved performance from greater asset allocation resources, a greater number of potential asset classes, and a global investment orientation. Also, there is the potential for improved asset flows from the LVIP Allocation Fund being a competitively-priced lifestyle fund and a QDIA option for the defined contribution plans.

Board Considerations

At a meeting held on December 8 and 9, 2008, the Board of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act)

(“the Independent Trustees”), considered and approved the Reorganization. The Board determined, among other things, that the Reorganization was in the best interests of shareholders of the LVIP Managed Fund, and that the interests of existing shareholders of the LVIP Managed Fund would not be diluted as a result of the transactions contemplated by the Reorganization. Similarly, the Board also approved the Reorganization with respect to the LVIP Allocation Fund and determined that the Reorganization was in the best interests of the LVIP Allocation Fund and the interests of shareholders of the LVIP Allocation Fund would not be diluted as a result of the Reorganization. The Board made these findings in accordance with Rule 17a-8 under the 1940 Act that requires certain board determinations to merge affiliated funds.

In approving the Reorganization, based on information provided to them, the Board considered a number of factors, including the following:

•	[Independent Trustees’ counsel to provide]

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Based on all of the foregoing, the Board of the Trust concluded that the proposed Reorganization would be in the best interests of the LVIP Managed Fund and its shareholders. Consequently, the Board approved the Reorganization Agreement.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Reorganization Agreement (the form of which is attached as Exhibit A to this Proxy Statement/Prospectus).

The Reorganization Agreement provides that the LVIP Allocation Fund will acquire all of the assets, subject to all of the liabilities, of the LVIP Managed Fund in exchange for shares of the LVIP Allocation Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the close of business on              2009, or on a later date as the parties may agree (“Effective Time”). The net asset value per share of each class of the LVIP Managed Fund and the net asset value per share of the respective class of the LVIP Allocation Fund will be determined by dividing the assets of each share class, less liabilities, by the total number of the outstanding shares of that class. The method of valuation to be employed to value the securities of each Fund is in accordance with methods set forth in each Fund’s respective current registration statement on Form N-1A and the Trust’s valuation procedures then in effect.

The number of full and fractional shares of the LVIP Allocation Fund you will receive in the Reorganization will be equal in value to the value of your shares of the LVIP Managed Fund as of 4 p.m. on the day of the Effective Time (unless trading on the New York Stock Exchange or other exchange on which the Funds’ investments primarily trade is disrupted, in which case the Effective Time may be postponed until the first business day after the day on which normal trading resumes on such exchange). Promptly after the Effective Time, the Trust will cause to be registered on its transfer agency books in the name of each record holder of LVIP Managed Fund shares immediately prior to the Reorganization the number of LVIP Allocation Fund shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

The Board has determined, with respect to the LVIP Managed Fund and the LVIP Allocation Fund that the interests of shareholders of each of those Funds will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each of those Funds and its shareholders. Lincoln Life will bear the costs of the Reorganization, which include preparation of the Proxy Statement/Prospectus, printing and distributing the LVIP Managed Fund’s proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. The brokerage costs associated with repositioning the LVIP Allocation Fund’s portfolio in connection with the Reorganization will be paid by the LVIP Allocation Fund.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the LVIP Managed Fund, if circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Reorganization is conditioned upon: (1) the Reorganization Agreement being approved by shareholders of the LVIP Managed Fund; and (2) the Trust receiving the opinion of the Trust’s counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholders of the LVIP Managed Fund as of the Closing Date will receive shares of the LVIP Allocation Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the LVIP Managed Fund with all classes voting together and not by class. See “Voting Information” and “Votes Necessary to Approve Proposals.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAS

UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION

Description of the LVIP Allocation Fund’s Shares

Shareholders of the LVIP Managed Fund as of the Closing Date will receive shares of the LVIP Allocation Fund in accordance with the procedures provided for in the Reorganization Agreement. Each such share will be fully paid and non-assessable when issued. Full and fractional shares of the respective class of shares of the LVIP Allocation Fund will be issued to the LVIP Managed Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The LVIP Allocation Fund will not issue share certificates. The shares of the LVIP Allocation Fund to be issued to the LVIP Managed Fund’s shareholders and recorded on the shareholder records of the LVIP Allocation Fund will have no pre-emptive or conversion rights.

Federal Income Tax Consequences

Assuming each Contract Owner’s variable annuity contract or variable life insurance policy is treated as a variable annuity for federal income tax purposes, each Contract Owner will not recognize taxable income as a result of the Reorganization.

For purposes of this Federal Income Tax Consequences section, “Record Holder” refers to the separate accounts through which Lincoln Life and Lincoln New York own shares of the LVIP Managed Fund. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986 (the “Code”). As a condition to the closing of the Reorganization, the LVIP Allocation Fund and the LVIP Managed Fund will receive an opinion from the law firm of Dechert LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

(1)	The transfer of all of the assets of the LVIP Managed Fund solely in exchange for shares of the LVIP Allocation Fund and the assumption by the LVIP Allocation Fund of the liabilities of the LVIP Managed Fund followed by the distribution of the LVIP Allocation Fund’s shares to the Record Holders of the LVIP Managed Fund in dissolution and liquidation of the LVIP Managed Fund, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the LVIP Allocation Fund and the LVIP Managed Fund will each be a party to a reorganization within the meaning of section 368(b) of the Code;

(2)	No gain or loss will be recognized by the LVIP Allocation Fund upon the receipt of the assets of the LVIP Managed Fund solely in exchange for the shares of the LVIP Allocation Fund and the assumption by the LVIP Allocation Fund of the liabilities of the LVIP Managed Fund;

(3)	No gain or loss will be recognized by the LVIP Managed Fund on the transfer of its assets to the LVIP Allocation Fund in exchange for the LVIP Allocation Fund’s shares and the assumption by the LVIP Allocation Fund of the liabilities of the LVIP Managed Fund or upon the distribution (whether actual or constructive) of the LVIP Allocation Fund’s shares to the LVIP Managed Fund’s Record Holders in exchange for their shares of the LVIP Managed Fund;

(4)	No gain or loss will be recognized by the LVIP Managed Fund’s Record Holders upon the exchange of their shares of the LVIP Managed Fund for shares of the LVIP Allocation Fund in liquidation of the LVIP Managed Fund;

(5)	The aggregate tax basis of the shares of the LVIP Allocation Fund received by each Record Holder of the LVIP Managed Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the LVIP Managed Fund held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of the LVIP Allocation Fund received by each Record Holder of the LVIP Managed Fund will include the period during which the shares of the LVIP Allocation Fund exchanged therefore were held (provided that the shares of the LVIP Managed Fund were held as a capital asset on the date of the Reorganization);

(6)	The tax basis of the assets of the LVIP Managed Fund acquired by the LVIP Allocation Fund will be the same as the tax basis of such assets to the LVIP Managed Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the LVIP Allocation Fund will include the period during which the assets were held by the LVIP Managed Fund; and

(7)	The LVIP Allocation Fund will succeed to and take into account capital loss carryovers, if any, of the LVIP Managed Fund described in Section 381(c) of the Code. The LVIP Allocation Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The LVIP Allocation Fund’s utilization after the Reorganization of any pre-Reorganization losses realized by the LVIP Managed Fund to offset gains realized by the LVIP Allocation Fund could be subject to limitation in future years.

Pro-Forma Capitalization

The following table sets forth the capitalization of the LVIP Managed Fund and the LVIP Allocation Fund as of December 31, 2008 and the capitalization of the LVIP Allocation Fund on a pro-forma basis, assuming the Reorganization occurred on that date. Because the LVIP Allocation Fund is a newly created “shell fund,” the LVIP Allocation Fund had no assets as of such date.

Capitalization of LVIP Managed Fund and

LVIP Allocation Fund Pro Forma

(as of November 30, 2008) (Unaudited)

	LVIP Managed Fund	LVIP Allocation Fund (Before Reorganization)	LVIP Allocation Fund Pro Forma (After Reorganization)
Net Assets
Standard Class	$288,733,584	N/A	$288,733,584
Service Class	$46,455,632	N/A	$46,455,632

Total Net Assets	$335,189,216	N/A	$335,189,216

Net Asset Value Per Share
Standard Class	$10.916	N/A	$10.916
Service Class	$10.874	N/A	$10.874

Shares Outstanding
Standard Class	26,451,665	N/A	26,451,665
Service Class	4,272,000	N/A	4,272,000

Total Shares Outstanding	30,723,665	N/A	30,723,665

The table should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The following discussion comparing investment objectives, policies and restrictions of the LVIP Managed Fund and the LVIP Allocation Fund is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions set forth in: the prospectuses of the LVIP Managed Fund, dated April 30, 2008, as supplemented on                                                      ; and the preliminary prospectus of the LVIP Allocation Fund, subject to completion dated December 1, 2008.

Investment Objectives of Each Fund

The LVIP Managed Fund’s investment objective is maximum long-term (capital appreciation plus income) consistent with prudent investment strategy. The LVIP Allocation Fund’s investment objective is to seek a combination of current income and preservation of capital with capital appreciation.

Principal Investment Strategies and Risks of Each Fund

LVIP Managed Fund

The LVIP Delaware Managed Fund pursues its investment objective by investing in three categories of securities: equity securities (stocks), fixed income securities (debt obligations) and money market securities. The Fund’s investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund’s investment objective.

The Fund continuously adjusts the mix of investments among the three categories in an effort to:

•	Control the level of risk during changing economic and market conditions; and

•	Take advantage of the potential for greater returns in one category versus another.

The Fund generally invests the largest amount in the stock category. The Fund invests amounts not invested in the stock category in the debt obligations and money market categories. The Fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The Fund may invest up to 100% of its assets in the money market category. The Fund expects to invest some amount in each of the three categories at all times.

When evaluating the Fund’s performance, the Fund’s annual return is compared to the annual return generated by a hypothetical benchmark portfolio. The Fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000® Index; 5% Russell 2000® Index; 40% Lehman Brothers Aggregate Bond Index; 5% Citigroup 90 day T-Bill Index. The three categories are explained in the following sections.

Stock Category

The stock category invests in a diversified portfolio of stocks primarily of large-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000® Index. The category also includes some investments in medium- and small-sized U.S. companies. No more than 10% of the stock category’s assets may be invested in small-sized companies.

The Fund’s management style for the stock category focuses on seeking growth companies at a reasonable price by blending:

•	A growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and

•	A value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks’ perceived true worth.

More specifically, the sub-adviser seeks to invest in companies believed to:

•	Show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

•	Be undervalued in the market relative to the companies’ industry peers.

The companies sought typically have:

•	A long history of profit growth and dividend payment; and

•	A reputation for quality management, products and service.

The sub-adviser has access to research and proprietary technical models and will apply quantitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The stock category’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the category’s expected return while maintaining risk, style and capitalization characteristics similar to that of the benchmark index.

Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic fixed-income securities. The category invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation’s “maturity” refers to the time period remaining until the debt obligation’s issuer must repay the principal amount of the debt obligation. Holdings for the category will primarily include a combination of:

•	High-quality investment-grade U.S. corporate bonds;

•	Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

•	Mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Corp. See the Statement of Additional Information (SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks. Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

To pursue the category’s investment strategy, the sub-adviser may also invest to a lesser degree in:

•	U.S. corporate bonds rated lower than medium-grade (high yield bonds);

•	Foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities;

•	Emerging market securities; and

•	Derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.

The Fund’s sub-adviser’s Fixed Income Team includes research, trading and portfolio management. The team’s investment process centers on the bottom-up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment.

Risk management is deeply ingrained within the investment process. Characteristics of the debt obligations category are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers Aggregate Bond Index (i.e., the debt obligations category’s benchmark). The category is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The category’s sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection. As part of its risk management, the debt obligations category has an overall minimum weighted average credit rating of AA. This minimum credit rating ensures that the category will remain investment grade even though the category may invest in individual securities that present a higher level of risk.

Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from date of purchase or date of reset. These money market instruments include:

•	Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;

•	Certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

•	Commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the sub-adviser considers the Federal Reserve Board’s current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The sub-adviser then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, a cumulative average portfolio maturity of no greater than 90 days is maintained.

The sub-adviser is subject to following an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Corp.

LVIP Allocation Fund

The LVIP Allocation Fund pursues its investment objectives by investing in a diversified portfolio of securities of different asset classes and investment styles. By allocating investments across several different asset classes and investment styles, the Fund offers broad diversification while seeking to produce the desired risk/return profile.

Equity Category

The LVIP Allocation Fund intends to invest in equities in the following manner:

U.S. Equity. The target allocation for U.S. equities is 20% of the Fund’s total assets. The Fund employs various investment styles, also know as “sleeves,” within this asset class:

U.S. Large Cap Core. The large cap core investment sleeve (style) employs a bottom-up security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. When constructing the portfolio, the manager applies controls to ensure that the sleeve (style) has acceptable risk characteristics. The large cap core investment sleeve will generally invest primarily in common stock of companies with market capitalizations of at least $2 billion at the time of purchase.

U.S. Mid and Large Cap Growth. The mid and large cap growth investment sleeve (style) invests primarily in common stocks, generally in medium and large-size companies. Using a bottom up approach, the manager looks for companies that are believed to 1) have large-end market potential, dominant business models, and strong free cash flow generation; 2) demonstrate operational efficiencies; 3) have planned well for capital allocation; and 4) have governance policies that tend to be favorable to shareholders. A diversified portfolio representing a number of different industries is maintained.

U.S. Large Cap Value. The large cap value investment sleeve (style) invests primarily in securities of large-capitalization companies that are believed to have long-term capital appreciation potential. A value-oriented investment philosophy is followed in selecting stocks for the portfolio using a research-intensive approach that considers factors such as 1) a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company; 2) favorable earnings prospects and dividend yield potential; 3) the financial condition of the issuer; and 4) various qualitative factors.

U.S. Small Cap Core. Stocks of small companies are identified that are believed offer above average opportunities for long-term appreciation based on 1) attractive valuations; 2) growth prospects; and strong cash flow. The small cap core investment sleeve (style) employs a bottom-up security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. When constructing the portfolio, the manager applies controls to ensure that the sleeve (style) has acceptable risk characteristics.

International Equity. The target allocation for international equities is 15% of the Fund’s total assets. The Fund employs various investment styles within this asset class:

International Value Equity. The international value investment sleeve (style) uses a value strategy, investing in equity securities which provide the potential for capital appreciation. The investment team uses an approach that combines quantitative, valuation-based screening at the early stages followed by a comprehensive company and industry specific research. The portfolio may purchase securities in any foreign country, developed or emerging and seeks companies that are believed will perform well over the next three to five years.

International Growth. The international growth investment sleeve (style) uses a growth strategy and may purchase securities in any foreign, developed or emerging country. Investments in exchange traded funds may be purchased. Alternatively, research identifying the securities of individual companies or market sectors believed to be attractive investments for the portfolio may also be purchased.

Emerging Markets. The target allocation for emerging markets is 5% of the Fund’s total assets. Investments for the emerging markets sleeve (style) will be made in emerging countries that the manger considers to be developing strongly and where markets are more sophisticated. Particular emphasis will be placed on such factors as political reform, economic deregulation, and liberalized trade policy and using a disciplined valuation process, the manager additionally focuses on investments believed to be trading at a discount to intrinsic value.

Global Real Estate. Although the target allocation for this asset class is currently 0% of the Fund’s total assets; the Fund has the option to invest in this class in the future. The global real estate securities sleeve (style) invests in securities issued by U.S. and non-U.S. companies in the real estate and real estate related sectors. Assets will be allocated among companies in various regions and countries throughout the world, including the U.S. and developed, developing and emerging market non-U.S. countries. The portfolio’s investment strategy is based on both a top-down and bottom-up assessment of countries and specific markets. A company’s financials, cash flow, dividend growth rates, and management strategy is also evaluated in selecting the portfolio’s investments.

Fixed Income Category

The target allocation for investment is 58% of the Fund’s total assets. Investment in the fixed income investment sleeve (style) allocates its investments principally among the U.S. Investment Grade, U.S. High Yield, International Developed Markets, and Emerging Markets sectors. Assets allocated to the investment grade sector will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Assets allocated to the domestic high yield sector will be primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. Assets allocated to the international developed markets sector will be primarily in fixed income securities of issuers organized or having a majority of their operating income in international developed markets. Assets allocated to the emerging markets sector may be made in securities of issuers in any foreign country, developed and underdeveloped. Securities in the international developed markets sector and the emerging markets sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Principal Risks

Because the two Funds have similar investment objectives and strategies, they are subject to similar, but not identical, risks. One of the principal risks of investing in either of the Funds involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could cause the value of the Fund’s stock investments and, therefore, the value of the Fund’s shares held under your contract to fluctuate, and you could lose money. Other principal risks of investing in LVIP Managed Fund and LVIP Allocation Fund are:

Additional Principal Risk	LVIP Managed Fund	LVIP Allocation Fund
Equities	Small- to Medium-Size Company Stocks: The Fund invests some amounts in small- and medium-sized companies. Investing in stocks of smaller companies, less mature, lesser known companies involves greater risks than those normally associated with larger, more mature, well-known companies. Investment in stocks of smaller companies can expose the Fund to increased risk and more rapid fluctuations in the value of the investment in stocks of small- to medium-sized companies.	Small- to Medium-Size Company Stocks: The securities of medium- and small-sized, less mature, lesser-known companies may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of company with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium- and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Additional Principal Risk	LVIP Managed Fund	LVIP Allocation Fund
Interest Rate	Interest rate risk is the risk that the value of the debt obligations held by the Fund (and consequently the value of the Fund’s shares) will fluctuate with changes in interest rates.	Interest rate risk is the risk that the value of the debt obligations held by the investment style and, therefore, the value of the Fund’s shares will fluctuate with changes in interest rates. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the Fund.

Credit	Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. If debt obligations held by the Fund are assigned a lower credit rating, the value of the debt obligations (and consequently the value of the Fund’s shares) could fall.	Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). Debt obligations held by the Fund and, therefore, the value of the Fund’s shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Foreign Investing	A small percentage of debt obligations held by the Fund may be investment-grade debt obligations issued by foreign governments and companies. These investments can be subject to the risk of loss due to changes in tax or trade statutes, imposition of heavy taxes, government takeover of companies, governmental collapse, and war. The risk of loss is typically greater for issuers located in emerging markets.	Foreign securities involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund’s investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The risk of loss is typically greater for issuers located in emerging markets.

Additional Principal Risk	LVIP Managed Fund	LVIP Allocation Fund
Derivatives	Derivatives involve special risks and may result in losses. Derivative investments (including futures and swaps) present the possibility that the Fund may experience a loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager anticipates. Leveraged derivative transactions may increase investment losses. Derivative investments may also involve liquidity risk and the risk that transactions are note settled at the prescribed time or in the full amount due to failure of a counterparty to fulfill its obligations.	Investment in derivatives is not characterized as a principal risk of investing in the Fund

Portfolio Turnover	High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the Fund. The trading costs associated with high portfolio turnover may adversely affect the Fund’s performance.	Portfolio turnover is not characterized as a principal risk of investing in the Fund

Other Investment Strategies and Risks of Each Fund

Each Fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. Each Fund’s Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, each Fund may use temporarily different investment strategies for defensive purposes. If either Fund does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

PURCHASE AND REDEMPTION OF FUND SHARES

Each Fund sells its shares of common stock directly or indirectly to Lincoln Life and to Lincoln New York. Lincoln Life and Lincoln New York hold the Funds’ shares in separate accounts (variable accounts) that support various Lincoln Life and Lincoln New York variable annuity contracts and variable life insurance contracts.

Each Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a Fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

The Adviser and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”) and/or the Funds’ Sub-Advisers, may pay additional compensation (at their own expense and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Funds and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a Fund’s shares, as such payments are not made from Fund assets.

Net Asset Value

Each Fund determines its net asset value per share (“NAV”) as of close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. Each Fund determines its NAV by:

•	Adding the values of all securities investments and other assets;

•	Subtracting liabilities (including dividends payable); and

•	Dividing by the number of shares outstanding.

A Fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

Each Fund typically values its securities investments as follows:

•

Equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

•	Debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

•	Fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a Fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the Funds’ Board of Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Share Classes

Each Fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the “Plan”). The Trust offers shares of beneficial interest to Lincoln Life and Lincoln New York for allocation to certain of their variable contracts. The Trust may pay Lincoln Life and Lincoln New York or others, out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust’s Board of Trustees from time to time. These fees are paid out of the assets of the Service Class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.

MORE INFORMATION ABOUT THE FUNDS

Management of the Funds

The Funds’ business and affairs are managed under the direction of their Board of Trustees. The Board of Trustees has the power to amend the Funds’ bylaws, to declare and pay dividends, and to exercise all the powers of the Funds except those granted to the shareholders.

Manager of Managers. The Funds have obtained an exemptive order from the SEC that permits the Funds to employ a “manager of managers” structure. Pursuant to the order, the adviser of the Funds, as applicable, will be permitted to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The exemptive relief applies to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an “assignment” of the agreement. The relief also permits a Fund to employ two or more sub-advisers at the same time. The Funds’ Board of Trustees must continue to approve the Fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers. LIAC – Lincoln Investment Advisors Corporation – is the current investment adviser to the Funds. LIAC, a wholly owned subsidiary of Lincoln National Corporation, is a New Hampshire corporation registered with the SEC as an investment adviser. LIAC is responsible for overall management of the Funds’ securities investments, and provides investment advisory services to other affiliated mutual funds. LIAC’s address is 1300 S. Clinton Street, Fort Wayne, IN 46802. LIAC or its predecessors has served as an investment adviser to mutual funds for over thirty years.

Each Fund uses a sub-adviser who is responsible for the day-to-day management of the Fund’s securities investments. These sub-advisers are paid out of the fees paid to the Adviser.

The following chart lists each Fund’s investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, and portfolio manager. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

LVIP Managed Fund	Adviser: LIAC (aggregate advisory fee paid for fiscal year ended December 31, 2008 was 0.40% of the Fund’s average net assets).

Sub-Adviser: DMC and its predecessors have been managing mutual funds since 1938. As of December 31, 2007, DMC and its affiliates were managing in excess of $             billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of Delaware Management Business Trust (“DMBT”), a Delaware statutory trust, that is an SEC-registered investment adviser. DMBT’s address is 2005 Market Street, Philadelphia, PA 19103. DMBT is an indirect subsidiary of Lincoln National Corporation.

Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments in each category. This team is also responsible for managing the stock category of the Fund. Mr. Francis Morris, Senior Vice President and Chief Investment Officer, Core Equity, served as vice president and director of equity research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst, served as senior equity analyst at Newbold Asset Management prior to joining Delaware Investments 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr. Michael Morris, and Mr. Padilla are CFA charterholders.

Thomas H. Chow and Roger A. Early, co-portfolio managers, are responsible for the management of the Fund. Mr. Chow, CFA, is a Senior Vice President and Senior Portfolio Manager for Delaware Investments. Prior to joining Delaware Investments in 2001, he was involved in portfolio management at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor’s degree from Indiana University. Roger A. Early, CPA, CFA and CFP, is a Senior Vice President and Senior Portfolio Manager for Delaware Investments. Mr. Early rejoined Delaware Investments in March 2007. During his tenure at the firm from 1994 to 2001, he was a senior portfolio manager and left Delaware Investments as head of its U.S. investment grade fixed income group. Mr. Early most recently worked at Chartwell Investment Partners as a portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003 as a chief investment officer and for Rittenhouse Financial from 2001 to 2002. Prior to joining Delaware Investments in 1994, he spent 10 years with Federated Investors. Mr. Early earned his bachelor’s degree from The Wharton School of the University of Pennsylvania and an MBA from the University of Pittsburgh.

Cynthia I. Isom, Vice President and Portfolio Manager, manages the money market category of the Fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor’s degree from Vassar College.

LVIP Conservative Allocation Fund

Adviser: LIAC.

Sub-Adviser: DMC.

Portfolio Manager: Michael J. Hogan, CFA, is the lead portfolio manager for the Fund. Mr. Hogan is an Executive Vice President, Chief Investment Officer, and Head of Equity Investments for DMC. He joined Delaware Investments in April 2007 to lead equity investments, which comprises eight in-house investment teams. Prior to joining the firm, he spent 11 years at SEI, most recently as the managing director and global head of equity for the past three years. SEI’s Global Equity team comprised more than 20 investment professionals across four countries and was responsible for a wide range of equity mandates. Hogan also led SEI’s U.S. Equity team, was the director for the Non-U.S. Equity team, and was a portfolio strategist on the Global Asset Allocation team. He worked at PNC Asset Management for seven years as a senior economist and then as a portfolio strategist. Hogan started his career at Wharton Econometric Forecasting Associates. He graduated from the University of Delaware with a bachelor’s degree and a master’s degree in economics, and he is a member of the CFA Institute and the CFA Society of Philadelphia.

A Fund using a sub-adviser may have a name, investment objective and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory contracts for the LVIP Managed Fund is available in the annual report to shareholders for the twelve month period ended December 31, 2007.

Market Timing

Frequent, large, or short-term transfers among the Funds, such as those associated with “market timing” transactions, may adversely affect the Funds and their investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs of the Funds, and as a result, the Funds discourage such trading activity. As an effort to protect our Fund investors and the Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the Funds’ Board of Trustees (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Funds and other mutual funds supporting the insurance contracts that may adversely affect Fund investors.

Each Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A Fund will exercise this right if, among other things, the Fund identifies an investor as a “market timer” under the Market Timing Procedures.

While the Funds have Market Timing Procedures, the Funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the Funds in separate accounts to support the insurance contracts. The Funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the Funds. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients’ transactions and ownership positions. Each Fund will enter into an agreement with any insurance company that holds Fund shares in an omnibus account to help detect and prevent market timing in the Fund’s shares. The agreement generally will require such insurance company to (i) provide, upon request by the Fund, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner who the Fund has identified as a market timer.

As part of the Market Timing Procedures, the Funds review periodic trade reports for unusual activity that may be suggestive of market timing. The Funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the Fund contacts the applicable insurance company. If the Fund identifies the contract holder as a “market timer,” the insurance company will follow the procedures for restricting the contract owner’s trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the Funds will be able to identify possible market timing activity or that market timing will not occur in the Funds. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the SAI.

Distributions and Federal Income Tax Considerations

Each Fund’s policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. A Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class of the Fund at no charge.

Since all the shares of the Funds are owned directly or indirectly by Lincoln Life and Lincoln New York, this Proxy Statement/Prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to Contract Owners, see the prospectus for the variable account.

Certain Management Considerations

The Funds may accept investments from the Lincoln Profile Funds, separate investment series of the Trust that operate as “fund of funds.” From time to time, the Funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Funds’ portfolio management. For example, the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

GENERAL INFORMATION

Share Ownership

The number of shares each Fund had outstanding as of [record date] is listed in the table at Exhibit C. The applicable Contract Owners are entitled to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote the shares of the LVIP Managed Fund attributable to their variable annuity contract or variable life insurance policy at the meeting.

To the knowledge of the Trust, as of [record date], no person, except as set forth in the table at Exhibit C, owned of record 5% or more of the outstanding shares of any class of the LVIP Managed Fund or the LVIP Allocation Fund. To the knowledge of the Trust, as of [record date], no person, except as set forth in the table at Exhibit C, beneficially owned more than 5% of any class of any of the LVIP Managed Fund’s or the LVIP Allocation Fund’s outstanding shares. On [record date], no Trustee or executive officer of the Trust owned any separate account units attributable to more than one percent of the assets of any class of the LVIP Managed Fund.

Voting Information

In addition to the solicitation of proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $1,000 and $10,000.

At the meeting, Lincoln Life and Lincoln New York will vote the LVIP Managed Fund’s shares held in the Accounts for which they are record owners, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the LVIP Managed Fund by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner’s percentage interest in a Fund to the total number of votes attributable to the LVIP Managed Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

Lincoln Life and Lincoln New York will vote the LVIP Managed Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received. The effect of this proportional voting is that a small number of Contract Owners may determine the outcome of a vote. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those cards will be cast FOR the proposals considered at the meeting. Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the offices of the Trust) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the meeting. Contract Owners may also revoke prior voting instructions by voting in person at the meeting. To the extent that LVIP Managed Fund shares are owned directly by other series of the Trust that operate as “funds of funds,” the funds of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of LVIP Managed Fund shares.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposals in this Proxy Statement/Prospectus. The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the LVIP Managed Fund on the Record Date present, in person or by proxy, at the meeting shall constitute a quorum.

Votes Necessary to Approve Proposals

Approval of Proposal 1 requires the affirmative vote of a “majority of the Shares voted” with all classes voting together. For purposes of this requirement, “majority of the Shares voted” means the affirmative vote of the lesser of (1) 67% or more of the shares of the LVIP Managed Fund present at a meeting if more than 50% of the outstanding shares of the LVIP Managed Fund are present or represented by proxy, or (2) more that 50% of the outstanding shares of the LVIP Managed Fund. Shareholders of the LVIP Managed Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Effect of Abstentions

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will effectively be a vote against Proposal 1, for which the required vote is a percentage of the outstanding voting securities and will have no effect on a vote for adjournment.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Other Information

The principal office of the Trust is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The current investment adviser of the Trust, Lincoln Investment Advisors Corporation, has its principal office at 1300 S. Clinton Street, Fort Wayne, IN 46802. The Trust’s provider for certain accounting and financial administration services is The Bank of New York Mellon, 135 Santilli Highway, Everett, MA 02149-0011. The Trust has also entered into a Fund Accounting and Financial Administration Oversight Agreement with Delaware Service

Company, Inc., at 2005 Market Street, Philadelphia, Pennsylvania 19103. The Lincoln National Life Insurance Company, which provides various administrative services to the Trust, is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

Other Business

To the knowledge of the Trust’s Board of Trustees, there is no other business to be brought before the meeting. However, if other matters do properly come before the meeting, Lincoln Life and Lincoln New York intend to vote the LVIP Managed Fund’s shares in accordance with the judgment of the Trust’s Board on such matters.

Contract Owner Proposals

Under authority granted the Trustees by the Bylaws of the Trust, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the LVIP Managed Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to the Trust, c/o The Lincoln National Life Insurance Company at 1300 S. Clinton Street, Fort Wayne, IN 46802. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

Legal Matters

Certain legal matters concerning the issuance of shares of the LVIP Allocation Fund will be passed upon by Dechert, LLP, 4675 McArthur Court, Suite 1400, Newport Beach, CA 92660.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit A – Form of Agreement and Plan of Reorganization

Exhibit B – Management’s Discussion of Fund Performance and Financial Highlights

Exhibit C – Ownership of Shares as of Record Date

EXHIBIT A

Form of Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION

LVIP Managed Fund to LVIP Delaware Conservative Allocation Fund

LVIP UBS Global Asset Allocation Fund to LVIP Delaware Aggressive Allocation Fund

THIS PLAN OF REORGANIZATION dated as of                         , 2009, is by and between certain series of Funds of the Lincoln Variable Insurance Products Trust (the “Trust”).

The Trust is a statutory trust organized and existing under the laws of the State of Delaware. The Trust was formed on February 1, 2003, and has an unlimited number of authorized shares with no par value. The Trust owns no interest in land in Delaware. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is presently comprised of thirty seven (37) series.

The Acquired Funds as referenced below will be reorganized into the Acquiring Funds set forth below:

Acquired Funds	Corresponding Acquiring Fund
LVIP Delaware Managed Fund	LVIP Delaware Conservative Allocation Fund
LVIP UBS Global Asset Allocation Fund	LVIP Delaware Aggressive Allocation Fund

Lincoln Investment Advisors Corporation is the investment adviser to both the Acquired Funds and the Acquiring Fund. It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Trustees of the Trust has determined that it is in the best interests of the Trust, the Acquiring Funds, the Acquired Funds, and the shareholders and beneficial owners of the Acquiring Funds and the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”).

ARTICLE I

The Effective Time

The Effective Time of the Reorganization (“Effective Time”) shall be after the close of business on                         , 2009, or such other time as shall be specified by the Board or the appropriate officers of the Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Board (or appropriate officers acting under the authority of the Board), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of the Acquired Funds will become the assets and liabilities of the corresponding Acquiring Funds, and the separate existence of the Acquired Funds will cease. The assets of the Acquired Funds to be acquired by the corresponding Acquiring Funds shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Funds and any deferred or prepaid expenses shown as an asset on the books of the Acquired Funds. The Acquiring Funds shall also assume all of the liabilities of the corresponding Acquired Funds, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of the Acquired Funds representing interests in the corresponding Acquired Funds (“Acquired Funds’ Shares”) shall become holders of the same class of shares of such stock representing interests in the Acquiring Funds (“Acquiring Funds’ Shares”).

ARTICLE II

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of the Acquired Funds will be transferred to the corresponding Acquiring Funds in exchange for Acquiring Funds’ Shares and all of the liabilities of the Acquired Funds will be assumed by the Acquiring Funds.

Exchange of Stock

At the Effective Time, the Acquired Funds will exchange the outstanding Acquired Funds’ Shares of each class for a number of corresponding Acquiring Funds’ Shares of the same class. The number of full and fractional Acquiring Funds’ Shares to be issued to holders of Acquired Funds’ Shares will be determined on the basis of the relative net asset values of the Acquired Funds and the corresponding Acquiring Funds as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Funds’ Shares to be issued to each holder of Acquired Funds Shares shall be determined by multiplying the number of Acquired Funds’ Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Funds’ Shares and the numerator of which is the net asset value per share of Acquired Funds’ Shares.

The net asset value of the Acquired Funds and the net asset value of the Acquiring Funds shall be determined in accordance with methods set forth in the Acquired Funds’ and Acquiring Funds’ respective current Form N-lA registration statements and valuation procedures then in effect. In the alternative, the officers of the Acquired Funds and the corresponding Acquiring Funds may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Funds’ Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Funds’ Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE III

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Funds’ Bylaws, the Board will call a meeting of the holders of the Acquired Funds’ Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Funds’ Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of the Acquired Funds’ Bylaws.

Prior to any meeting of the holders of Acquired Funds’ Shares, the Acquired Funds shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, the Acquired Funds will distribute substantially all of their net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, the Acquiring Funds and the Acquired Funds will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1.	The acquisition, pursuant to the Plan of Reorganization, by the Acquiring Funds of the assets of the corresponding Acquired Funds in exchange for Acquiring Funds’ Shares will constitute a reorganization within the meaning Section 368(a)(1)(C) of the Code;

2.	No gain or loss will be recognized by the Acquired Funds upon the transfer of all of their assets to the Acquiring Funds;

3.	The tax basis of the assets of the Acquired Funds in the hands of the Acquiring Funds will be the same as the tax basis of such assets in the hands of the Acquired Funds immediately prior to the transfer;

4.	The holding period of the assets of the Acquired Funds transferred to the Acquiring Funds will include the period during which such assets were held by the Acquired Funds;

5.	No gain or loss will be recognized by the Acquiring Funds upon their receipt of the assets of the Acquired Funds in exchange for shares of the Acquiring Funds;

6.	No gain or loss will be recognized by the holders of Acquired Funds’ Shares upon their receipt of Acquiring Funds’ Shares in exchange for their Acquired Funds’ Shares;

7.	The basis of the Acquiring Funds’ Shares received by holders of Acquired Funds’ Shares will be the same as the basis of the Acquired Funds’ Shares exchanged therefor; and

8.	The holding period of Acquiring Funds’ Shares received by holders of Acquired Funds’ Shares will include the holding period of the Acquired Funds’ Shares exchanged therefor, provided that at the time of the exchange, the Acquired Funds’ Shares were held as capital assets.

ARTICLE IV

Expenses

Delaware Management Company will pay the expenses of the Reorganization. The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired Funds’ proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. The brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganizations will be paid by Delaware Management Company.

ARTICLE V

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by the Board (or appropriate officers of the Trust acting under the authority of the Board) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Funds, the Trust or the holders of Acquired Funds’ Shares or Acquiring Funds’ Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

on behalf of the Acquired Funds

By:
Title:

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

on behalf of the Acquiring Funds

By:
Title:

EXHIBIT B

Management’s Discussion of Fund Performance and Financial Highlights

The LVIP Allocation Fund is the SEC Registrant for this Prospectus. The Fund is a newly created “shell fund,” which has not commenced operations. Consequently, no performance or financial data is available. After the Reorganization, the LVIP Allocation Fund, as the successor to the LVIP Managed Fund, will assume and publish the investment performance record and the financial record of the LVIP Managed Fund. Therefore, the information in this Exhibit reflects performance and financial information of the LVIP Managed Fund.

Management’s Discussion of Fund Performance

The discussion of performance for the LVIP Managed Fund in this Exhibit is taken from the Fund’s most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

LVIP Managed Fund

The Fund returned 4.58% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2007, while its customized benchmark, 50% Russell 1000 Index*, 40% Lehman Brothers Aggregate Bond Index**, 5% Russell 2000 Index***, and 5% Citigroup 90-day T-bill Index****, returned 6.01%.

During 2007, the markets experienced heightened levels of volatility, driven on one hand by record high commodity prices, deteriorating conditions in the housing market, and general economic uncertainty, while on the other hand by record merger and acquisition (M&A) activity and robust global economic growth. After a strong start to 2007, the markets were rattled in the second quarter as fears of an economic slowdown and concerns over a rise in subprime mortgage defaults created uneasiness among investors. Attempts by the Federal Reserve to provide stability to the financial system through interest rate cuts were greeted positively by the markets but did little to alleviate concerns that the economy may be heading for a hard landing. Despite recessionary fears stealing the headlines, healthy consumer spending and favorable employment trends continued to provide upside support to the economy, which helped keep the markets in positive territory for the year.

Despite a positive absolute return for 2007, the Fund’s return lagged that of its benchmark index for the year. Asset allocation had a negative impact on the Fund’s performance due to an overweight in small cap equities and an underweight in fixed income. The Fund saw varying levels of performance within each of the individual sleeves. The large-cap sleeve, which represented over 50% of the Fund’s assets, outperformed the Russell 1000 Index while the small-cap and fixed income sleeves underperformed their respective benchmarks, the Russell 2000 Index and the Lehman Brothers Aggregate Bond Index.

The large-cap sleeve’s outperformance relative to the Russell 1000 Index was attributable to stock selection in the capital goods, basic materials and consumer services sectors. Stock selection in the finance, consumer staples, and media sectors detracted from performance.

The small-cap sleeve’s underperformance relative to the Russell 2000 index was attributable to stock selection in the finance, transportation, and consumer services sectors. Stock selection in the business services, real estate investment trust (REIT), and energy sectors benefited performance.

The fixed income sleeve’s underperformance relative to the Lehman Brothers Aggregate Bond Index was attributable to sector allocation, with an underweighting in Treasuries, small exposure to high yield corporates and overweighting in asset-backed securities, which detracted from relative performance. Security selection also hurt returns in both asset-backed issues and financials. The sleeve benefited from our slightly longer than benchmark duration position, our bias to a steepening yield curve and our Treasury Inflation Protected Securities (TIPS) holdings.

The equity markets continue to be highly volatile in the face of a slowing economy coupled with further fallout from the subprime mortgage contagion. Moving into 2008, we maintain a constructive view on the equity markets, as healthy corporate balance sheets combined with increased foreign investment in the US should provide upside support in the form of share buybacks and M&A activity. We expect market volatility to persist over the near term given the low level of economic visibility and worries lingering in the credit markets. Provided that the economy grows at a moderate pace and employment holds up, the markets are likely to react favorably to further interest rate cuts by the Federal Reserve, other factors held equal.

Francis X. Morris

Christopher S. Adams, CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Roger A. Early, CPA, CFA, CFP»

Thomas H. Chow, CFA

Cynthia Isom

Delaware Investments

Growth of $10,000 invested 12/31/97 through 12/31/07

[insert chart here]

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Managed Fund Standard Class shares on 12/31/97. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2007, the value of the investment at net asset value, with any dividends and distributions reinvested, would have grown to $17,114. For comparison, look at how the customized benchmark did over the same period. The same $10,000 investment would have grown to $18,632. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 12/31/07
Standard Class Shares
One Year	+4.58%
Five Years	+10.32%
Ten Years	+5.52%
Service Class Shares
One Year	+4.32%
Inception (5/19/04)	+8.28%

*	The Russell 1000 Index measures the performance of the largest 1,000U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
**	The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Government/Credit Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
***	The Russell 2000 Index comprises the 2,000 smallest stocks (on the basis of capitalization) in the Russell 3000 index and represents 8% of the Russell 3000 total market capitalization.
****	The Citigroup 90 Day T-Bill Index measures the return on short-term investments.

LVIP Managed Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of the LVIP Managed Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The financial highlights have been derived from financial statements by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst &Young’s most recent reports, along with the Fund’s financial statements (audited through December 31, 2007, and unaudited for the six-month period ended June 30, 2008), are included in the Fund’s Annual Report to Shareholders dated December 31, 2007, and Semi-Annual Report to Shareholders dated June 30, 2008, respectively (which are available upon request).

LVIP Delaware Managed Fund Standard Class

	Six Months Ended 6/30/08[1] (Unaudited)	Year Ended
		12/31/07	12/31/06	12/31/05	12/31/04	12/31/03[2]
Net asset value, beginning of period	$16.910	$16.957	$15.708	$15.391	$14.299	$11.881

Income (loss) from investment operations:
Net investment income[3]	0.174	0.416	0.366	0.305	0.306	0.245
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.357)	0.353	1.285	0.384	1.108	2.458

Total from investment operations	(1.183)	0.769	1.651	0.689	1.414	2.703

Less dividends and distributions from:
Net investment income	—	(0.421)	(0.402)	(0.372)	(0.322)	(0.285)
Net realized gain on investments	—	(0.395)	—	—	—	—

Total dividends and distributions	—	(0.816)	(0.402)	(0.372)	(0.322)	(0.285)

Net asset value, end of period	$15.727	$16.910	$16.957	$15.708	$15.391	$14.299

Total return[4]	(7.00)%	4.58%	10.57%	4.49%	10.00%	22.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$405,038	$477,666	$525,479	$545,772	$581,333	$587,274
Ratio of expenses to average net assets	0.51%	0.48%	0.50%	0.51%	0.49%	0.50%
Ratio of net investment income to average net assets	2.17%	2.38%	2.25%	1.96%	2.10%	1.90%
Portfolio turnover	138%	174%	143%	92%	145%	237%

[1]	Ratios and portfolio turnover have been annualized and total return has not been annualized.
[2]

Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

LVIP Delaware Managed Fund Service Class

	Six Months Ended 6/30/08[1] (Unaudited)	Year Ended
		12/31/07	12/31/06	12/31/05	5/19/04[2] to 12/31/04
Net asset value, beginning of period	$16.899	$16.946	$15.699	$15.386	$14.091
Income (loss) from investment operations:
Net investment income[3]	0.146	0.372	0.326	0.265	0.171
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.355)	0.352	1.283	0.383	1.391

Total from investment operations	(1.209)	0.724	1.609	0.648	1.562

Less dividends and distributions from:
Net investment income	—	(0.376)	(0.362)	(0.335)	(0.267)
Net realized gain on investments	—	(0.395)	—	—	—

Total dividends and distributions	—	(0.771)	(0.362)	(0.335)	(0.267)

Net asset value, end of period	$15.690	$16.899	$16.946	$15.699	$15.386

Total return[4]	(7.15%)	4.32%	10.30%	4.23%	11.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$65,445	$74,799	$2,059	$1,016	$197
Ratio of expenses to average net assets	0.86%	0.73%	0.75%	0.76%	0.74%
Ratio of net investment income to average net assets	1.82%	2.13%	2.00%	1.71%	1.91%
Portfolio turnover	138%	174%	143%	92%	145%[5]

[1]	Ratios and portfolio turnover have been annualized and total return has not been annualized.
[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	The portfolio turnover is representative of the Fund for the entire year.

EXHIBIT C

Ownership of Shares as of [Record Date]

Number of Outstanding Shares

LVIP Managed Fund	Shares Outstanding
Standard Class
Service Class
Total

Principal Holders of Shares of LVIP Managed Fund

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
RECORD OWNERS
Standard Class
Service Class

BENEFICIAL OWNERS
Standard Class
Service Class

In addition, the LVIP Allocation Fund is a newly created “shell fund” and initially will be wholly owned by Lincoln Life as the initial seed investor.

C-1

PART B

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Allocation Fund

STATEMENT OF ADDITIONAL INFORMATION

January 26, 2009

Acquisition of the Assets and Liabilities of the LVIP Managed Fund (a series of Lincoln Variable Insurance Products Trust) 1300 South Clinton Street Fort Wayne, Indiana 46802	In Exchange for Shares of LVIP Allocation Fund (a series of Lincoln Variable Insurance Products Trust) 1300 South Clinton Street Fort Wayne, Indiana 46802

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with, the Proxy Statement/Prospectus dated January     , 2009, relating specifically to the proposed transfer of all of the assets and liabilities of the LVIP Managed Fund to the LVIP Allocation Fund in exchange for shares of the LVIP Allocation Fund (“Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, 1300 South Clinton Street, Fort Wayne, Indiana 46802, or call (800) 4LINCOLN (454-6265). The Reorganization will be pursuant to an Agreement and Plan of Reorganization.

This SAI incorporates by reference the following described documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

(1) The SAI of Lincoln Variable Insurance Products Trust dated April 30, 2008 (previously filed on EDGAR, Accession No:                                                  ), as supplemented;

(2) The Financial Statements of the LVIP Managed Fund included in the Trust’s Annual Report to Shareholders dated December 31, 2007 (previously filed on EDGAR, Accession No:                                                      ), and the Semi-Annual Report to Shareholders dated June 30, 2008 (previously filed on EDGAR, Accession No:                                                      ).

Financial Statements

Unaudited pro forma financial statements reflecting consummation of the Reorganization are not included in this SAI because the LVIP Allocation Fund – the acquiring Fund – is a newly created “shell fund,” which has not commenced operations. As previously noted, the audited financial statements for the LVIP Managed Fund are incorporated by reference into this SAI from the LVIP Managed Fund’s last Annual Report to Shareholders and Semi-Annual Report to Shareholders.

1

Managed to DE Conservative Allocation Fund

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

PART C

OTHER INFORMATION

Item 15.	Indemnification

The response to this item is incorporated by reference from Item 25 of Part C of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 5, 2008.

Item 16.	Exhibits

(1)	Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 4, 2003.

(2)	By-Laws of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 5, 2006.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(5)	Not applicable.

(6)	(a) Form of Investment Management Agreement dated April 30, 2007 between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisors Corporation incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(b) Form of Sub-Advisory Agreement between Lincoln Investment Advisors Corporation and Delaware Management Company incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(c) Form of Advisory Fee Waiver Agreement between Lincoln Variable Insurance Products Trust and Lincoln Investment Advisors Corporation filed herein as Exhibit 16(6)(c).

(7)	Principal Underwriting Agreement dated June 1, 2007 incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(8)	Not applicable.

(9)	(a) Form of Custody Agreement, as amended, by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(10)	(a) Form of Service Class Distribution and Service Plan incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(b) Form of Distribution Services Agreement between Lincoln Variable Insurance Products Trust and Lincoln Financial Distributors filed herein as Exhibit 16(10)(b).

(c) Form of Distribution Services Agreement (insurance company) incorporated herein by reference to Post-Effective Amendment No. 41 (File No. 33-70742) filed on April 15, 2008.

(11)	Form of Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters filed herein as Exhibit 16(11).

(12)	Form of opinion of Dechert LLP regarding tax matters filed herein as Exhibit 16(12).

(13)	Not Applicable.

(14)	Form of Consent of Independent Registered Public Accounting Firm filed herein as Exhibit 16(14).

(15)	Not Applicable.

(16)	Power of Attorney.

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURE PAGE

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Fort Wayne, and State of Indiana on this 15th day of December, 2008.

Lincoln Variable Insurance Products Trust (LVIP Delaware Foundation® Conservative Allocation Fund)

By:	/s/ Daniel R. Hayes
Daniel R. Hayes, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on December 15th, 2008.

Signature	Title

/s/ Daniel R. Hayes Daniel R. Hayes	President and Trustee (Principal Executive Officer)

* Kelly D. Clevenger	Chairman of the Board and Trustee

* William P. Flory, Jr.	Chief Accounting Officer (Principal Accounting Officer and Principal Financial Officer)

* Nancy L. Frisby	Trustee

* Gary D. Lemon	Trustee

* Kenneth G. Stella	Trustee

* David H. Windley	Trustee

*By /s/ Cynthia A. Rose Cynthia A. Rose	Attorney-in-Fact

LIST OF EXHIBITS

16(6)(c) Form of Advisory Fee Waiver Agreement

16(10)(b) Form of Distribution Services Agreement

16(11) Form of Opinion of Counsel

16(12) Form of Opinion of Counsel

16(14) Form of Consent of Independent Public Accounting Firm

16(16) Power of Attorney